Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Quinn, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-Q of Clenergen Corporation for the period ended July 31, 2009 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Clenergen Corporation.


Dated: September 14, 2009                /s/ Mark Quinn
                                         ---------------------------------------
                                         Mark Quinn
                                         President, Chief Executive Officer,
                                         Chief Financial Officer and Director
                                         (Principal Executive Officer, Principal
                                         Financial Officer and Principal
                                         Accounting Officer)
                                         Clenergen Corporation


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Clenergen Corporation and will be retained by Clenergen Corporation and furnished to the Securities and Exchange Commission or its staff upon request.